UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 28, 2004

OUTBACK STEAKHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL	33607

(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code	(813) 282-1225

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 7. 01	Regulation FD Disclosure

On October 28, 2004, Outback Steakhouse, Inc. issued a press release disclosing comparable store sales for the four-week period ended October 23, 2004 and its contribution to Dine Out for Disaster Relief, and a press release announcing declaration of a quarterly dividend.  Copies of the releases are attached as exhibits 99.1 and 99.2, respectively.

The information furnished herein, including Exhibits 99.1 and 99.2, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.
Exhibit No.

99.1	Comparable Store Sales Press Release dated October 28, 2004

99.2	Dividend Press Release dated October 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: October 28, 2004	By:	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and
Chief Financial Officer